FIRST AMENDMENT TO
                               ------------------
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
            --------------------------------------------------------
                           OF ALLEGIANCE CAPITAL, LLC
                           --------------------------


         This FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement"), dated as of May 22, 2000, is entered into among
                   ---------
the parties listed on the signature page hereof.

                                    RECITALS

         A. Point West Capital Corporation, Michael W. McDermitt and Daniel M. Isard have previously entered into that certain Amended and Restated Limited Liability Company Agreement of Allegiance Capital, LLC, dated as of January 1, 1998 (the "Operating Agreement"); and
           -------------------

         B. The Members of the Company desire to admit Resources Trust, Inc. Custodian FBO Daniel M. Isard (the "Isard IRA") as a Member of the Company and to amend the Operating Agreement as more particularly set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto agree as follows:

Section 1.  Defined Terms.  Unless  otherwise  defined herein,  each capitalized
            -------------
term used herein has the meaning ascribed thereto in the Operating Agreement.

Section 2.  Amendments to the Operating  Agreement.  Upon the  effectiveness  of
            --------------------------------------
this Agreement in accordance with the terms and conditions hereof:

         (a) Amendments to Section 1.1.  Section 1.1 of the Operating  Agreement
             -------------------------
is hereby amended by adding and inserting the following terms therein in alphabetical order:

                  "Adjusted Isard Capital  Contribution"  means, with respect to
                   ------------------------------------
         Isard as of any date of determination, the Capital Contribution of Isard made pursuant to Section 3.1.3(b), increased by the amount of the
                                                  ---------
         Isard Primary Preferred Return accrued thereon (computed without regard to the limits on allocation set forth in Section 6.1.2(b)), increased
                                                                       ---------
         by the amount of the Isard Secondary Preferred Return accrued thereon (computed without regard to the limits on allocation set forth in Section 6.1.2(c)), and reduced by the cumulative amounts distributed to Isard pursuant to Section 6.5.2.

                  "Adjusted Isard IRA Capital  Contribution" means, with respect
                   ----------------------------------------
         to the Isard IRA as of any date of determination, the Capital Contribution of the Isard IRA made pursuant to Section 3.1.3(a), increased by the amount of the Isard IRA Primary Preferred Return
         ---------
         accrued thereon (computed without regard to the limits on allocation set forth in Section 6.1.2(b)), increased by the amount of the Isard
                                           ---------
         IRA Secondary Preferred Return accrued thereon (computed without regard to the limits on allocation set forth in Section 6.1.2(c)), and reduced
                                                                         -------
         by the  cumulative  amounts  distributed  to the Isard IRA  pursuant to
         Section 6.5.2.

                  "Capital Account Units" means, as of any date of determination
                   ---------------------
         and with respect to any Member, the then dollar value of a Member's Capital Account divided by $100,000.

                  "Isard Carryforwards" has the meaning set forth in Section
                   -------------------
6.1.2(b).


                 "Isard Primary  Preferred  Return" means, for any taxable year
                  --------------------------------
         (or portion thereof) during the term hereof, an amount equal to a return of ten percent (10%) per annum, compounded monthly, on the amount of the Adjusted Isard Capital Contribution as of the close of each month.

                  "Isard Secondary Preferred Return" means, for any taxable year
                   --------------------------------
         (or portion thereof) during the term hereof, an amount equal to a return of five percent (5%) per annum, compounded monthly, on the amount of the Adjusted Isard Capital Contribution as of the close of each month.

                  "Isard IRA" means Resources Trust Co. Custodian FBO Daniel M.
                   ---------
         Isard IRA.

                  "Isard IRA Carryforwards" has the meaning set forth in Section
                   -----------------------
         6.1.2(b).

                  "Isard IRA Primary  Preferred  Return" means,  for any taxable
                   ------------------------------------
         year (or portion thereof) during the term hereof, an amount equal to a return of ten percent (10%) per annum, compounded monthly, on the amount of the Adjusted Isard IRA Capital Contribution as of the close of each month.

                  "Isard IRA Secondary  Preferred Return" means, for any taxable
                   -------------------------------------
         year (or portion thereof) during the term hereof, an amount equal to a return of five percent (5%) per annum, compounded monthly, on the amount of the Adjusted Isard IRA Capital Contribution as of the close of each month.

         (b)      Amendment of Section 3.1.   Section 3.1  of  the    Operating
                  ------------------------
Agreement is hereby amended by adding and inserting a new Section 3.1.3 at the end thereof as follows:

                           3.1.3    Contributions by Isard and the Isard IRA.
                                    ----------------------------------------

                                    (a) The Isard IRA  shall  contribute  to the
                  Company $50,000 concurrently upon it being admitted as a Member, such finds to be used by the Company for working capital purposes.

                                    (b) Isard  shall  contribute  to the Company
                  $50,000 concurrently upon the Isard IRA being admitted as a Member, such funds to be used by the Company for working capital purposes.

         (c) Amendment of Section  4.4.1(c).  Section  4.4.1(c) of the Operating
             --------------------
Agreement is hereby deleted in its entirety and a new Section 4.4.1(c) substituted therefor as follows:

                           (c) If the Initial Financing Date occurs on or before the Threshold Date, and, following the Initial Financing Date, a Forfeiture Event occurs with respect to a Specified Member, then:

                                    (i) (A) if such Forfeiture  Event relates to
                  McDermitt and occurs prior to the first anniversary of the Initial Financing Date, then McDermitt=s Membership Interest shall automatically be reduced by that number of percentage points equal to the excess of (1) 15 over (2) the product of the length of time in quarters since the Initial Financing Date and 1.25; (B) if such Forfeiture Event relates to McDermitt and occurs on or after the first anniversary of the Initial Financing Date but prior to May 22, 2000, then McDermitt's Membership Interest shall automatically be reduced by that number of percentage points equal to the excess of (1) 10 over (2) the product of (y) a fraction, the numerator of which is the length of time in months since the first anniversary of the Initial Financing Date and the denominator of which is 48 and (z) ten; or (C) if such Forfeiture Event relates to McDermitt and occurs on or after May 22, 2000, then McDermitt's Membership Interest shall automatically be reduced by that number of percentage points equal to the excess of (1)
                  7.25 over (2) the product of (y) a fraction, the numerator of which is the length of time in months since May 22, 2000 and the denominator of which is 42 and (z) 7.25.

                                    (ii) (A) if such Forfeiture Event relates to
                  Isard and occurs prior to May 22, 2000, then Isard=s Membership Interest shall automatically be reduced by that number of percentage points equal to the excess of (1) 20 over
                  (2) the product of (y) a fraction, the numerator of which is the length of time in months since the Initial Financing Date and the denominator of which is sixty (60) and (z) 20; or (B) if such Forfeiture Event relates to Isard and occurs on or after May 22, 2000, then Isard's Membership Interest shall automatically be reduced by that number of percentage points equal to the excess of (1) 15.49 over (2) the product of (y) a fraction, the numerator of which is the length of time in months since May 22, 2000 and the denominator of which is 42 and (z) 15.49.

                           The amount by which either Specified Member=s Membership Interest is reduced pursuant to this Section 4.4.1(c) shall automatically be allocated to the remaining Specified Member (if any) and Point West in the proportion that their respective Membership Interests bears to the sum of their Membership Interests.

         (d)      Amendment of Article 6. Article 6 of the Operating  Agreement
                  ----------------------
is amended by deleting Sections 6.1 and 6.5 thereof in their entirety and by substituting new Sections 6.1 and 6.5 therefor as follows:

                  6.1      Allocations of Net Profit and Net Loss.
                           --------------------------------------

                           6.1.1    Net Loss.  Net Loss for each taxable year
                                    --------
         shall be allocated as follows:

                           (a) First, to the Members in accordance with their respective Membership Interests until the cumulative amount of Net Losses allocated to the Members pursuant to this Section 6.1.1(a) equals the cumulative amount of Net Profits allocated to the Members pursuant to Section 6.1.2(e);

                           (b) Second, to Point West until the cumulative amount of Net Losses allocated to Point West pursuant to this Section 6.1.1(b) equals the sum of the cumulative amount of Net Profits allocated to it pursuant to Section 6.1.2(a), (b) and (c) plus its Capital
         Contributions   included   for   purposes  of  the   Adjusted   Capital
         Contribution;

                           (c) Third, pro rata, (i) to the Isard IRA until the cumulative amount of Net Losses allocated to the Isard IRA pursuant to this Section 6.1.1(c) equals the sum of the cumulative amount of Net Profits allocated to it pursuant to Sections 6.1.2(b) and (c) plus its Capital Contributions included for purposes of the Adjusted Isard IRA Capital Contribution and (ii) to Isard until the cumulative amount of Net Losses allocated to Isard pursuant to this Section 6.1.1(c) equals the sum of the cumulative amount of Net Profits allocated to Isard pursuant to Sections 6.1.2(b) and (c) plus its Capital Contributions included for purposes of the Adjusted Isard Capital Contribution; and

                           (d) Fourth, to the Members in accordance with their respective Membership Interests.

                  Notwithstanding the foregoing, loss allocations to a Member shall be made only to the extent that such loss allocations will not create a deficit Capital Account balance for that Member in excess of an amount, if any, equal to such Member's share of Company Minimum Gain that would be realized on a foreclosure of the Company's property. Any loss not allocated to a Member because of the foregoing provision shall be allocated to the other Members (to the extent the other Members are not limited in respect of the allocation of losses under this Section 6.1.1). Any loss reallocated under this Section 6.1.1 shall be taken into account in computing subsequent allocations of income and losses pursuant to this Article 6, so that the net amount of any item so allocated and the income and losses allocated to each Member pursuant to this Article 6, to the extent possible, shall be equal to the net amount that would have been allocated to each such Member pursuant to this Article 6 if no reallocation of losses had occurred under this
         Section 6.1.1.

                           6.1.2    Net  Profit.  Net Profit of the  Company for
                                    -----------
         each  taxable  year shall be  allocated  as  follows:

                           (a) First, pro rata, (i) to Point West in an amount equal to the sum of the Point West Primary Preferred Return plus any Point West Primary Carryforwards; provided that, if the Company does
                                             --------
         not have sufficient Net Profits in a given year to make such allocation in full, then any shortfall (the "Point West Primary Carryforwards")
                                             ---------------------------------
         shall be carried forward indefinitely to the next taxable year or years in which Net Profits are sufficient to make such allocation and (ii) to the Specified Members (according to their Membership Interests) in an aggregate amount equal to the sum of the Specified Member Return plus any Specified Member Carryforwards; provided that, if the Company does
                                              --------
         not have sufficient Net Profits in a given year to make such allocation in full, then any shortfall (the "Specified Member Carryforwards")
                                              --------------------------------
         shall be carried forward indefinitely to the next taxable year or years in which Net Profits are sufficient to make such allocation;

                           (b) Second, pro rata, (i) to Point West in an amount equal to the sum of the Point West Secondary Preferred Return plus any Point West Secondary Carryforwards; provided that, if the Company does
                                              --------
         not have sufficient Net Profits in a given year to make such allocation in full, then any shortfall (the "Point West Secondary Carryforwards")
                                           -----------------------------------
         shall be carried forward indefinitely to the next taxable year or years in which Net Profits are sufficient to make such allocation, (ii) to the Isard IRA in an amount equal to the sum of the Isard IRA Primary Preferred Return plus any Isard IRA Carryforwards; provided that, if
                                                               ---------
         the  Company  does not have  sufficient  Net Profits in a
                                       4
         given year to make such allocation in full, then any shortfall (the "Isard IRA Carryforwards") shall be carried forward indefinitely to the
          -----------------------

         next taxable year or years in which Net Profits are sufficient to make such allocation, and (iii) to Isard in an amount equal to the sum of the Isard Primary Preferred Return plus any Isard Carryforwards; provided that, if the Company does not have sufficient Net Profits in a
         --------
         given year to make such allocation in full, then any shortfall (the "Isard Carryforwards") shall be carried forward indefinitely to the
          --------------------
         next taxable year or years in which Net Profits are sufficient to make such allocation;


                           (c) Third, pro rata, (i) to Point West in an amount equal to the Point West Tertiary Preferred Return; provided that, if
                                                               ---------
         the Company does not have sufficient Net Profits in a given year to make such allocation, then any shortfall shall not be carried forward,
         (ii) to the  Isard IRA in an  amount  equal to the Isard IRA  Secondary
         Preferred  Return;   provided  that,  if  the  Company  does  not  have
                              --------
         sufficient Net Profits in a given year to make such allocation, then any shortfall shall not be carried forward, and (iii) to Isard in an amount equal to the Isard Secondary Preferred Return; provided that, if
                                                               --------
         the Company does not have sufficient Net Profits in a given year to make such allocation, then any shortfall shall not be carried forward;

                           (d) Fourth, to Point West to the extent of any Net Losses allocated to Point West pursuant to Section 6.1.1(b);

                           (e) Fifth, pro rata, (i) to the Isard IRA to the extent of any Net Losses allocated to the Isard IRA pursuant to Section 6.1.1(c) and (ii) to Isard to the extent of any Net Losses allocated to Isard pursuant to Section 6.1.1(c); and

                           (e) Sixth, to the Members in accordance with their respective Membership Interests.

                                    * * * * *

                  6.5      Distributions by the Company.   Subject to applicable
                           ----------------------------
         law and any limitations contained elsewhere in this Agreement, distributions of cash or other assets of the Company shall be made in the following order of priority:

                           6.5.1 first, to Point West in an amount sufficient to reduce the Adjusted Capital Contribution to $3,000,000;

                           6.5.2 second, pro rata, (i) to Point West in an amount sufficient to reduce the Adjusted Capital Contribution to zero,
         (ii) to the Isard IRA in an amount sufficient to reduce the Adjusted Isard IRA Capital Contribution to zero, and (iii) to Isard in an amount sufficient to reduce the Adjusted Isard Capital Contribution to zero; and

                           6.5.3 third, to the Members in accordance with their Membership Interests.

                  Notwithstanding the foregoing, to the extent that cash would be available for distribution hereunder, the Company shall first (i) advance to each Member an amount (a "Tax Advance") sufficient to cover
                                              -----------
         the estimated federal and state taxes of such Member (based on the combined maximum effective federal and state income tax rates then in effect for each such Member) resulting from estimated allocations of Net Profits to such

         Member for prior quarters and for which no prior Tax Advance or distribution has been made and (ii) upon filing of the Company's federal and state tax returns for a Fiscal Year, distribute an amount to each Member at least equal to the amount of such Member's federal and state taxes (based on the combined maximum effective federal and state income tax rates then in effect for each such Member) on the Net Profits actually allocated to such Member for such Fiscal Year, computed taking into account any prior allocations of Net Losses available to offset such income and other distributions to such Member in such Fiscal Year and each Member shall repay any outstanding Tax Advances related to such Fiscal Year.

                  All  distributions  shall  be made  only to the  Persons  who, according to the books and records of the Company, are the holders of record of the Membership Interests in respect of which such distributions are made on the actual date of distribution. Neither the Company nor any Member shall incur any liability for making distributions in accordance with this Section 6.5.

         (e)  Amendment  of  Section  7.6.1.  Section  7.6.1  of  the  Operating
              -----------------------------
Agreement is hereby amended by deleting the word "Specified" from the first sentence thereof.

         (f) Amendment of Section 8.3. Section 8.3 of the Operating Agreement is
             ------------------------
hereby deleted in its entirety and a new Section 8.3 substituted therefor as follows:

                  8.2 Reports.  The Company shall provide to the Members reports
                      -------
         concerning the financial condition and results of operation of the Company and the Members' Capital Accounts within ninety (90) days after the end of each fiscal year and interim operating reports detailing changes to each Member's Capital Account (expressed in Capital Account Units) at least quarterly.

         (g) Amendment of Schedule I.  Schedule I to the Operating  Agreement is
             -----------------------
hereby deleted in its entirety and a new Schedule I substituted therefor in the form attached hereto.

Section 4.        Admission of Isard IRA as Member; Effectiveness of Agreement.
                  ------------------------------------------------------------

         (a) Consent to Admission of Isard IRA as a Member.  Each of Point West,
             ---------------------------------------------
McDermitt and Isard, collectively being Members holding 100% of the Voting Interests prior to the effectiveness of this Agreement, hereby consents to the admission of the Isard IRA as a Member without a voting interest subject to the satisfaction of all of the conditions set forth in Section 4(b) hereof.

         (b)  Effectiveness of Agreement.  This Agreement shall become effective
              --------------------------
on and as of the date on which all of the following conditions shall have been satisfied (the "Effective Date"):
                --------------

                  (i) each of Point West, McDermitt, Isard, the Company and the Isard IRA shall have executed, and delivered to the Company, a counterpart of this Agreement; and

                  (ii) the Isard IRA shall have made the Capital Contribution required by Section 3.1.3(a) of the Operating Agreement (as amended hereby); and

                  (iii) Isard shall have made the Capital Contribution required by Section 3.1.3(b) of the Operating Agreement (as amended hereby).

Section 5.        Certain Representations, Warranties and Covenants.
                  -----------------------

         (a)      Representations and Warranties of the Isard IRA.
                  -----------------------------------------------


                  (i) The Isard IRA makes, on and as of the Effective Date, each of the representations and warranties contained in Article 11 of the Operating Agreement to and for the benefit of the Company and each of its Members.

                  (ii) The Isard IRA represents and warrants to and for the benefit of the Company and each of its Members that the acquisition by the Isard IRA of a Membership Interest in the Company pursuant to the terms hereof does not violate any of the provisions of the Operating Agreement, including, without limitation, Sections 7.1 or 7.2 thereof.

         (b)      Covenants of the Isard IRA and Isard.
                  ------------------------------------

                  (i) The Isard IRA hereby agrees that, from and after the Effective Date, it shall be bound as a "Member" to all of the provisions of the Operating Agreement (as amended hereby).

                  (ii) Each of Isard and the Isard IRA hereby agrees that, notwithstanding anything to the contrary contained in the Operating Agreement or this Agreement, each such Person hereby: (A) waives any rights of indemnification, reimbursement or offset that might otherwise accrue regarding any conflict of interest, prohibited transaction or prohibited transaction tax in connection with the making or maintaining of any investment(s) by the Isard IRA in the Company; and (B) agrees to indemnify and hold harmless the Company and each of its other Members from and against all claims, damages, liabilities, losses, expenses (including reasonable attorneys= fees and expenses and other costs and expenses incurred in defending any action, suit, or proceeding), judgments, fines, and amounts paid in settlement actually incurred by such Person in connection with the making or maintaining of any investment(s) by the Isard IRA in the Company.

Section 6.        General Provisions.
                  ------------------

         (a) Further Assurances.  Each party to this Agreement shall perform any
             ------------------
further acts and execute and deliver any additional documents that may be reasonably necessary to carry out the provisions of this Agreement.

         (b)  Authority  of  Persons  Signing   Agreement.   Each  party  hereto
              -------------------------------------------
represents and warrants to the others that it is duly authorized to enter into this Agreement and that the Agreement is valid, binding and enforceable as to it. If a party hereto is not a natural person, neither the Company nor any other party hereto will: (a) be required to determine the authority of the individual signing this Agreement to make any commitment or undertaking on behalf of such Person or to determine any fact or circumstance bearing upon the existence of the authority of such individual; or (b) be responsible for the application or distribution of proceeds paid or credited to individuals signing this Agreement on behalf of such Person.

         (c)  Parties in  Interest.  Except as  expressly  provided  in the Act,
              --------------------
nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any Persons other than the Members and their respective successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any other Person to any party to this Agreement, nor shall any provision give any other Person any right of subrogation or action over or against any party to this Agreement.

         (d) Amendment of the Operating  Agreement.  Except as expressly amended
             -------------------------------------
and modified hereby, the Operating Agreement shall remain unchanged and in full force and effect.

         (e)  Severability  of Provisions.  If any one or more of the provisions
              ---------------------------
contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, then such provision(s) shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         (f) Successors and Assigns.  Subject to the provisions of the Operating
             ----------------------
Agreement, this Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         (g)  Counterparts.  This  Agreement  may be  signed  in any  number  of
              ------------
counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an original executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as manual delivery of an original executed original counterpart of this Agreement, and any party delivering such an original executed counterpart of the signature page to this Agreement by telefacsimile to any other party shall thereafter also promptly deliver an original executed counterpart of this Agreement to such other party by mail or personal delivery, provided that the failure to so deliver such original executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

         (h) Legal Counsel and Representation;  Accountants. Each of the parties
             ----------------------------------------------
hereto have agreed to the preparation of this Agreement by Giancarlo & Gnazzo, A Professional Corporation, counsel for Point West and the Company, notwithstanding any conflict of interest(s) that may exist between or among any of the other parties hereto or the Company. Each of the parties hereto further acknowledges that such Person has been advised to seek advice of such Person's own independent counsel regarding the transactions contemplated herein and has either done so or voluntarily and knowingly elected not to seek such advice.
Each such Person (including, without limitation, Isard and the Isard IRA) further acknowledges that this Agreement and any other agreements, documents, and instruments referenced herein may have tax consequences for such Person and that such Person has been advised to seek advice of independent accountants or other tax advisors as to such matters and has either done so or voluntarily and knowingly elected not to seek such advice.

         (i)  Ambiguities.  The parties have  carefully read all of the terms of
              -----------
this Agreement and all of the agreements attached hereto and have had an opportunity to ask questions regarding the language used therein and to suggest changes thereto. Therefore, the parties waive any rule of construction that ambiguities are to be construed more harshly against any party as drafter.

         (j)      Arbitration;  Governing Law. THIS  AGREEMENT  SHALL IN
                  ---------------------------
ALL RESPECTS BE SUBJECT TO SECTIONS  12.16  (ARBITRATION)  AND 12.17 (GOVERNING
LAW) OF THE OPERATING AGREEMENT.


                     Document continues with signature page.

         IN WITNESS WHEREOF, all of the Members of the Company have executed this Agreement as of the date first written above.

                                            POINT WEST CAPITAL CORPORATION

                                            By:     /s/ Alan B. Perper
                                            --------------------------------
                                            Name:   Alan B. Perper
                                            Title:  President


                                            By:     /s/ Michael W. McDermitt
                                            --------------------------------
                                            MICHAEL W. McDERMITT, an individual


                                            By:     /s/ Daniel M. Isard
                                            --------------------------------
                                            DANIEL M. ISARD, an individual


ACKNOWLEDGED AND AGREED:

ALLEGIANCE CAPITAL, LLC

By:      Point West Capital Corporation
Title:   Manager

By:     /s/ Alan B. Perper
--------------------------------
              Name:   Alan B. Perper
              Title:  President

RESOURCES TRUST, INC. CUSTODIAN FBO DANIEL M. ISARD

By: /s/ Elaine L Bates
--------------------------------
Name:   Elaine L Bates
Title:  Investment Processing
        Representative

                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                  ---------------------------------------------
                           OF ALLEGIANCE CAPITAL, LLC
                           --------------------------

                                   SCHEDULE I
                                   ==========

Member Information                                  Member's Percentage Interest
==================                                  ============================

Point West Capital Corporation                               65.00%
         1700 Montgomery Street, Suite 250
         San Francisco, CA  94111
         Attn:  Alan B. Perper

         TIN: 94-3165263
         Telephone Number:  (415) 394-9467
         Facsimile Number:  (415) 394-9471

Michael W. McDermitt                                         13.50%
         c/o Allegiance Capital, LLC
         1700 Montgomery Street, Suite 250
         San Francisco, CA  94111

         SSN: ###-##-####
         Telephone Number:  (415) 394-5180
         Facsimile Number:  (415) 394-9471

Daniel M. Isard                                              21.49%
         c/o Foresight Analysts, Inc.
         5353 N. 16th Street, Suite 370
         Phoenix, AZ  85016

         SSN: ###-##-####
         Telephone Number:  (602) 274-6464
         Facsimile Number:  (602) 277-6722

         with a copy to:
         Renee Gerstman, Esq.
         Gerstman & Associates, PC
         5353 N.  16th Street, Suite  320
         Phoenix, AZ 85016
         Facsimile Number: 602-265-9415

Resources Trust Co. Custodian FBO Daniel M. Isard IRA        00.01%
         Account # I 153445562
         8051 East Maplewood Avenue
         Englewood, CO 80111

         TIN:  133155066
         Telephone Number:  (800) 525-9054, ext. 6218
         Telefacsimile Number:  (303) 771-3731